Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
Income tax expense was comprised of the following for the dates indicated below:

	Years Ended December 31,
	2020	2019	2018
Current:
Federal	$1,663,883	$1,437,595	$1,454,049
State	295,074	145,412	202,292
Total Current Tax Expense	1,958,957	1,583,007	1,656,341
Deferred:
Federal	(361,167)	105,960	(79,034)
State	(20,833)	(9,417)	(7,781)
Total Deferred Tax Expense (Benefit)	(382,000)	96,543	(86,815)
Total Income Tax Expense	$1,576,957	$1,679,550	$1,569,526

The Company's income taxes differ from those computed at the statutory federal income tax rate, as follows:

	Years Ended December 31,
	2020	2019	2018
Tax at Statutory Income Tax Rate	$1,811,788	$1,989,548	$1,843,117
State Tax and Other	81,936	100,820	157,417
Tax Exempt Interest	(250,044)	(291,768)	(338,497)
Life Insurance	(120,383)	(142,508)	(113,400)
Valuation Allowance	53,660	23,458	20,889
Total Income Tax Expense	$1,576,957	$1,679,550	$1,569,526
The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities at December 31, 2020 and 2019 are presented below. Net deferred tax assets or liabilities were included in other assets or other liabilities at December 31, 2020 and 2019.
(15)         Income Taxes, Continued

	December 31,
	2020	2019
Deferred Tax Assets:
Deferred Compensation	$670,582	$587,322
Provision for Loan Losses	2,781,850	2,000,131
Other Real Estate Owned	3,248	—
Net Fees Deferred for Financial Reporting	74,743	76,262
Net Operating Losses	410,419	356,759
Other	105,993	126,492
Total Gross Deferred Tax Assets	4,046,835	3,146,966
Less: Valuation Allowance	(410,419)	(356,759)
Net Deferred Tax Assets	3,636,416	2,790,207
Deferred Tax Liabilities:
FHLB Stock Basis Over Tax Basis	72,196	72,208
Depreciation	1,040,831	585,520
Prepaid Expenses	43,943	35,033
Unrealized Gain on Securities Available for Sale	4,037,110	1,473,077
Total Gross Deferred Tax Liability	5,194,080	2,165,838
Net Deferred Tax (Liability) Asset	$(1,557,664)	$624,369

The Company measures deferred tax assets and liabilities using enacted tax rates that will apply in the years in which the temporary differences are expected to be recovered or paid. Deferred tax assets represent the future tax benefit of deductible differences and, if it is more likely than not that a tax asset will not be realized, a valuation allowance is required to reduce the recorded deferred tax assets to net realizable value. As of December 31, 2020, management has determined that it is more likely than not that the total deferred tax asset will be realized except for the deferred tax asset associated with state net operating loss carryforwards, and, accordingly, has established a valuation allowance only for this item. The change in the valuation allowance was approximately $54,000. The Company had state net operating losses attributable to the non-bank entities of $10.4 million and $9.0 million for the years ended December 31, 2020 and 2019, respectively.
Retained earnings at December 31, 2020 included tax bad debt reserves of $2.1 million, for which no provision for federal income tax has been made. If, in the future, these amounts are used for any purpose other than to absorb bad debt losses, including dividends, stock redemptions, or distributions in liquidation, or the Company ceases to be qualified as a bank holding company, they may be subject to federal income tax at the prevailing corporate tax rate.  At December 31, 2020, the Company had no material unrecognized tax benefits or accrued interest and penalties. It is the Company's policy to account for interest and penalties accrued relative to unrecognized tax benefits as a component of income tax expense. Tax returns for 2017 and subsequent years are subject to examination by taxing authorities.